Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Contact:	William M. Lowe, Jr.	Richard J. Vatinelle
	Executive Vice President and	Vice President and
	Chief Financial Officer	Treasurer
	williamlowe@kemet.com	richardvatinelle@kemet.com
	864-963-6484	954-766-2800

KEMET REPORTS PRELIMINARY FOURTH QUARTER AND FISCAL YEAR 2015 RESULTS

Greenville, South Carolina (May 5, 2015) - KEMET Corporation (the “Company”) (NYSE: KEM), a leading global supplier of electronic components, today reported preliminary results for the fourth quarter and fiscal year ended March 31, 2015.

Net sales of $193.7 million for the quarter ended March 31, 2015 decreased 3.8% from net sales of $201.3 million for the prior quarter ended December 31, 2014, and decreased 10.2% compared to net sales of $215.8 million for the quarter ended March 31, 2014. For the fiscal year ended March 31, 2015 net sales were $823.2 million compared to $833.7 million for the fiscal year ended March 31, 2014.

The U.S. GAAP net loss for the quarter ended March 31, 2015 was $19.8 million, or $0.44 loss per basic and diluted share, compared to a net loss for the quarter ended March 31, 2014 of $14.4 million or $0.32 loss per basic and diluted share. For the fiscal year ended March 31, 2015, the net loss was $14.1 million, or $0.31 loss per diluted share compared to a net loss of $68.5 million, or $1.52 loss per diluted share for the fiscal year ended March 31, 2014.

The non-U.S. GAAP Adjusted net loss for the quarter ended March 31, 2015 was $1.6 million or $0.04 loss per basic and diluted share, compared to a non-U.S. GAAP Adjusted net income of $1.7 million or $0.03 per diluted share for the quarter ended March 31, 2014. For the fiscal year ended March 31, 2015, the non-U.S. GAAP net income was $7.0 million, or $0.13 per diluted share compared to a net loss of $17.5 million, or $0.39 loss per basic and diluted share for the fiscal year ended March 31, 2014.

“We entered this fiscal year focused on improving Adjusted operating income and cash flow and we are pleased that our Adjusted operating income improved over $30.5 million compared to our prior fiscal year even with some currency headwinds in the last two quarters,” stated Per Loof, KEMET’s Chief Executive Officer. “As we adjust to the reality of a strong U.S. dollar we believe we have positioned our cost structure to allow us to continue a trend of improving our Adjusted operating income for our next fiscal year as well,” continued Loof.

The net income (loss) for the quarters ended March 31, 2015 and 2014 include various items affecting comparability as denoted in the U.S. GAAP to Non-U.S. GAAP reconciliation table included hereafter.

About KEMET

The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET applies world class service and quality to deliver industry leading, high performance capacitance solutions to its customers around the world and offers the world’s most complete line of surface mount and through-hole capacitor technologies across tantalum, ceramic, film, aluminum, electrolytic, and paper dielectrics. Additional information about KEMET can be found at http://www.kemet.com.

QUIET PERIOD

Beginning July 1, 2015, we will observe a quiet period during which the information provided in this news release and annual report on Form 10-K will no longer constitute our current expectations. During the quiet period, this information should be considered to be historical, applying prior to the quiet period only and not subject to update by management. The quiet period will extend until the day when our next quarterly earnings release is published.

CAUTIONARY STATEMENT ON FORWARD-LOOKING STATEMENTS

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; and (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Unaudited)

	Quarters Ended March 31,		Fiscal Year Ended
	2015	2014	2015	2014
Net sales	$193,708	$215,821	$823,192	$833,666
Operating costs and expenses:
Cost of sales	157,379	182,203	663,683	712,925
Selling, general and administrative expenses	24,870	25,030	98,533	95,856
Research and development	6,572	6,762	25,802	24,466
Restructuring charges	3,437	5,954	13,017	14,122
Write down of long-lived assets	—	1,118	—	4,476
Net (gain) loss on sales and disposals of assets	538	(39)	(221)	32
Total operating costs and expenses	192,796	221,028	800,814	851,877
Operating income (loss)	912	(5,207)	22,378	(18,211)
Other (income) expense:
Interest income	(4)	(13)	(15)	(195)
Interest expense	10,020	10,671	40,701	40,962
Other income (expense), net	8,647	(2,632)	(6,182)	(2,681)
Income (loss) from continuing operations before income taxes and equity loss from NEC TOKIN	(17,751)	(13,233)	(12,126)	(56,297)
Income tax expense (benefit)	3	(2,811)	5,227	1,482
Income (loss) from continuing operations before equity loss from NEC TOKIN	(17,754)	(10,422)	(17,353)	(57,779)
Equity income (loss) from NEC TOKIN	(2,093)	(4,128)	(2,169)	(7,090)
Income (loss) from continuing operations	(19,847)	(14,550)	(19,522)	(64,869)
Income (loss) from discontinued operations	—	103	5,379	(3,634)
Net income (loss)	$(19,847)	$(14,447)	$(14,143)	$(68,503)
Net loss per basic and diluted share:
Income (loss) from continuing operations	$(0.44)	$(0.32)	$(0.43)	$(1.44)
Income (loss) from discontinued operations	$—	$—	$0.12	$(0.08)
Net income (loss)	$(0.44)	$(0.32)	$(0.31)	$(1.52)

Weighted-average shares outstanding:
Basic and diluted	45,443	45,174	45,381	45,102

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets
(Amounts in thousands, except per share data)
(Unaudited)

	March 31, 2015	March 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$56,362	$57,929
Accounts receivable, net	90,857	98,947
Inventories, net	171,843	187,974
Prepaid expenses and other	41,650	36,871
Deferred income taxes	11,012	6,695
Current assets of discontinued operations	—	12,160
Total current assets	371,724	400,576
Property and equipment	249,641	292,648
Goodwill	35,584	35,584
Intangible assets, net	33,282	37,184
Investment in NEC TOKIN	45,016	46,419
Restricted cash	1,775	13,512
Deferred income taxes	8,053	6,778
Other assets	11,056	10,130
Noncurrent assets of discontinued operations	—	836
Total assets	$756,131	$843,667
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$462	$7,297
Accounts payable	69,785	74,818
Accrued expenses	60,456	76,468
Income taxes payable and deferred income taxes	337	980
Current liabilities of discontinued operations	—	7,269
Total current liabilities	131,040	166,832
Long-term debt, less current portion	390,909	391,292
Other non-current obligations	57,131	55,864
Deferred income taxes	9,427	5,203
Noncurrent liabilities of discontinued operations	—	2,592
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $0.01, authorized 10,000 shares, none issued	—	—
Common stock, par value $0.01, authorized 175,000 shares, issued 46,508 shares at March 31, 2015 and 2014	465	465
Additional paid-in capital	461,192	465,027
Retained deficit	(245,881)	(231,738)
Accumulated other comprehensive income	(25,855)	18,184
Treasury stock, at cost (1,057 and 1,301 shares at March 31, 2015 and 2014, respectively)	(22,297)	(30,054)
Total stockholders’ equity	167,624	221,884
Total liabilities and stockholders’ equity	$756,131	$843,667

KEMET CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	Fiscal Years Ended March 31,
	2015	2014
Net income (loss)	$(14,143)	$(68,503)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Gain on sale of discontinued operations	(5,644)	—
Net cash provided by (used in) operating activities of discontinued operations	(679)	336
Depreciation and amortization	40,768	49,527
Amortization of debt discount and debt issuance costs	2,032	3,596
Gain on early extinguishment of debt	(1,003)	—
Equity loss from NEC TOKIN	2,169	7,090
Change in value of NEC TOKIN options	(2,100)	(3,111)
Net (gain) loss on sales and disposals of assets	(221)	32
Stock-based compensation expense	4,512	2,909
Pension and other post-retirement benefits	(13,283)	(78)
Deferred income tax expense (benefit)	(1,257)	(6,369)
Write down of long-lived assets	—	4,476
Write down of receivables	52	1,484
Other, net	(7)	(521)
Changes in assets and liabilities:
Accounts receivable	8,220	(4,618)
Inventories	8,559	14,891
Prepaid expenses and other current assets	(8,550)	3,748
Accounts payable	(2,879)	(2,070)
Accrued income taxes	4,155	172
Other operating liabilities	3,701	(9,737)
Net cash provided by (used in) operating activities	24,402	(6,746)
Investing activities:
Capital expenditures	(22,232)	(32,147)
Change in restricted cash	11,509	4,047
Proceeds from sale of discontinued operations	9,564	—
Proceeds from sale of assets	4,788	2,847
Net cash provided by (used in) investing activities	3,629	(25,253)
Financing activities:
Proceeds from revolving line of credit	42,340	21,000
Payment of revolving line of credit	(27,342)	(2,551)
Deferred acquisition payments	(19,527)	(21,977)
Payments of long-term debt	(21,733)	(3,599)
Proceeds from exercise of stock options	24	250
Purchase of treasury stock	(630)	—
Net cash provided by (used in) financing activities	(26,868)	(6,877)
Net increase (decrease) in cash and cash equivalents	1,163	(38,876)
Effect of foreign currency fluctuations on cash	(2,730)	827
Cash and cash equivalents at beginning of fiscal period	57,929	95,978
Cash and cash equivalents at end of fiscal period	$56,362	$57,929

Non-U.S. GAAP Financial Measures

In this news release, the Company makes reference to certain Non-U.S. GAAP financial measures, including "Adjusted gross margin", "Adjusted operating income", “Adjusted net income (loss)”, “Adjusted net income (loss) per share” and “Adjusted EBITDA”.  Management believes that investors may find it useful to review the Company’s financial results as adjusted to exclude items as determined by management.

Adjusted Gross Margin

Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company.  Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with U.S. GAAP.

The following table provides a reconciliation from U.S. GAAP Gross margin to Non-U.S. GAAP Adjusted gross margin (amounts in thousands):

	Quarters Ended			Fiscal Years Ended
	March 31, 2015	December 31, 2014	March 31, 2014	March 31, 2015	March 31, 2014
		(Unaudited)
Net sales	$193,708	$201,310	$215,821	$823,192	$833,666
Gross Margin	36,329	44,468	33,618	159,509	120,741
Non-U.S. GAAP-adjustments:
Inventory Revaluation	(927)	(927)	—	—	—
Plant shut-down costs	—	—	2,668	889	2,668
Plant start-up costs	651	1,144	669	4,556	3,336
Stock-based compensation expense	465	424	186	1,577	1,008
Inventory write downs	—	—	—	—	3,886
Infrastructure tax	—	—	1,079	—	1,079
Adjusted gross margin	$36,518	$45,109	$38,220	$166,531	$132,718
	18.9%	22.4%	17.7%	20.2%	15.9%

Adjusted Operating Income

Adjusted operating income represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided below. We use Adjusted operating income to facilitate our analysis and understanding of our business operations and believe that Adjusted operating income is useful to investors because it provides a supplemental way to understand our underlying operating performance. Adjusted operating income should not be considered as an alternative to operating income or any other performance measure derived in accordance with U.S. GAAP.

Adjusted operating income is calculated as follows (amounts in thousands):

	Quarters Ended			Fiscal Year Ended
	March 31, 2015	December 31, 2014 (1)	March 31, 2014	March 31, 2015	March 31, 2014
	(Unaudited)
Operating income (loss)	$912	$9,302	$(5,207)	22,378	(18,211)
Adjustments:
Restructuring charges	3,437	6,063	5,954	13,017	14,122
Plant shut-down costs	—	—	2,668	889	2,668
Write down of long-lived assets	—	—	1,118	—	4,476
ERP integration costs	1,273	671	837	3,248	3,880
Plant start-up costs	651	1,144	669	4,556	3,336
NEC TOKIN investment related expenses	226	485	618	1,778	2,299
Stock-based compensation expense	1,328	1,232	579	4,512	2,909
Inventory Revaluation	(927)	(927)	—	—	—
Inventory write downs	—	—	—	—	3,886
Infrastructure tax	—	—	1,079	—	1,079
Net (gain) loss on sales and disposals of assets	538	(574)	(39)	(221)	32
Legal expenses related to antitrust class actions	435	409	—	844	—
Adjusted operating income (loss)	$7,873	$17,805	$8,276	51,001	20,476

(1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share

“Adjusted net income (loss)” and “Adjusted net income (loss) per share” represent net income (loss) and net income (loss) per share excluding adjustments which are outlined in the quantitative reconciliation provided below.  Management believes that these Non-U.S. GAAP financial measures are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company.  Management uses these Non-U.S. GAAP financial measures to evaluate operating performance.  Non-U.S. GAAP financial measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP.

The following table provides reconciliation from U.S. GAAP net income (loss) to Non-U.S. GAAP adjusted net income (loss):

U.S. GAAP to Non- U.S. GAAP Reconciliation

	Quarters Ended			Fiscal Year Ended
	March 31, 2015	December 31, 2014 (1)	March 31, 2014	March 31, 2015	March 31, 2014
	(Unaudited, Amounts in thousands, except per share data)
U.S. GAAP
Net sales	$193,708	$201,310	$215,821	$823,192	$833,666
Net income (loss)	$(19,847)	$2,914	$(14,447)	$(14,143)	$(68,503)
Net income (loss) - basic eps	$(0.44)	$0.06	$(0.32)	$(0.31)	$(1.52)
Net income (loss) - diluted eps	$(0.44)	$0.06	$(0.32)	$(0.31)	$(1.52)
Non-U.S. GAAP
Net income (loss)	(19,847)	2,914	(14,447)	(14,143)	(68,503)
Adjustments:
Restructuring charges	3,437	6,063	5,954	13,017	14,122
Equity (gain) loss from NEC TOKIN	2,093	(1,367)	4,127	2,169	7,090
Write down of long-lived assets	—	—	1,118	—	4,476
Inventory write downs	—	—	—	—	3,886
ERP integration costs	1,273	671	837	3,248	3,880
Amortization included in interest expense	244	322	780	1,814	3,596
Plant start-up costs	651	1,144	669	4,556	3,336
Stock-based compensation	1,328	1,232	579	4,512	2,909
Plant shut-down costs	—	—	2,668	889	2,668
NEC TOKIN investment related expenses	226	485	618	1,778	2,299
(Gain) loss on early extinguishment of debt	—	(1,003)	—	(1,003)	—
Professional fees related to financing activities	—	1,142	—	1,142	—
Long-term receivable write down	—	—	—	—	1,444
(Gain) loss on sales and disposals of assets	538	(574)	(39)	(221)	32
(Income) loss from discontinued operations	—	164	(103)	(5,379)	3,634
Inventory Revaluation	(927)	(927)	—	—	—
Income tax effect of non-GAAP adjustments (2)	20	37	100	84	(27)
Net foreign exchange (gain) loss	(2,168)	(1,257)	(449)	(4,249)	(304)
Infrastructure tax	—	—	1,079	—	1,079
Change in value of NEC TOKIN options	11,100	(2,500)	(1,777)	(2,100)	(3,111)
Legal expenses related to antitrust class actions	435	409	—	844	—
Adjusted net income (loss)	$(1,597)	$6,955	$1,714	$6,958	$(17,494)
Adjusted net income (loss) per basic share	$(0.04)	$0.15	$0.04	$0.15	$(0.39)
Adjusted net income (loss) per diluted share	$(0.04)	$0.13	$0.03	$0.13	$(0.39)
Weighted average shares outstanding:
Basic	45,443	45,407	45,174	45,381	45,102
Diluted	45,443	52,228	52,523	52,588	45,102
 (1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.

(2)         The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA

Adjusted EBITDA represents net income (loss) before net interest expense, income tax expense, and depreciation and amortization expense, adjusted to exclude certain item which are outlined in the quantitative reconciliation provided below.  We use Adjusted EBITDA to monitor and evaluate our operating performance and to facilitate internal and external comparisons of the historical operating performance of our business.  We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt.  We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other adjustments to arrive at Adjusted EBITDA are excluded in order to better reflect our continuing operations.

In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments noted below.  Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments.  Adjusted EBITDA is not a measurement of our financial performance under U.S. GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Our Adjusted EBITDA measure has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of these limitations are:

•	it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;

•	it does not reflect changes in, or cash requirements for, our working capital needs;

•	it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt;

•
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;

•	it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;

•	it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations;

•	it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and

•	other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations.  You should compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA only supplementally.

The following table provides a reconciliation from U.S. GAAP net income (loss) to Adjusted EBITDA (amounts in thousands):

	Fiscal Year 2015
	Q1	Q2	Q3 (1)	Q4	Total
Net income (loss)	$(3,540)	$6,330	$2,914	$(19,847)	$(14,143)

Adjustments:
Income tax expense	1,282	2,583	1,359	3	5,227
Interest expense, net	10,453	10,284	9,933	10,017	40,687
Depreciation and amortization	10,797	10,177	9,720	10,074	40,768
Restructuring charges	1,830	1,687	6,063	3,437	13,017
(Income) loss from discontinued operations	(6,943)	1,400	164	—	(5,379)
ERP integration costs	895	409	671	1,273	3,248
Plant start-up costs	1,647	1,114	1,144	651	4,556
Plant shut-down costs	889	—	—	—	889
NEC TOKIN investment related expenses	580	487	485	226	1,778
Stock-based compensation	994	958	1,232	1,328	4,512
(Gain) loss on sales and disposals of assets	365	(550)	(574)	538	(221)
Change in value of NEC TOKIN options	(4,100)	(6,600)	(2,500)	11,100	(2,100)
Inventory revaluation	2,676	(822)	(927)	(927)	—
Equity (gain) loss from NEC TOKIN	1,675	(232)	(1,367)	2,093	2,169
Net foreign exchange (gain) loss	527	(1,351)	(1,257)	(2,168)	(4,249)
(Gain) loss on early extinguishment of debt	—	—	(1,003)	—	(1,003)
Professional fees related to financing activities	—	—	1,142	—	1,142
Legal expenses related to antitrust class actions	—	—	409	435	844
Adjusted EBITDA	$20,027	$25,874	$27,608	$18,233	$91,742

(1) We have revised the quarter ended December 31, 2014 Non-GAAP presentation to conform with the quarter ended March 31, 2015.
	Fiscal Year 2014
	Q1	Q2	Q3	Q4	Total
Net income (loss)	$(35,140)	$(13,096)	$(5,820)	$(14,447)	$(68,503)

Adjustments:
Income tax expense	1,816	1,444	1,033	(2,811)	1,482
Interest expense, net	9,870	9,897	10,342	10,658	40,767
Depreciation and amortization	13,639	11,951	11,762	12,175	49,527
(Income) loss from discontinued operations	1,510	1,151	1,076	(103)	3,634
Restructuring charges	4,610	1,364	2,194	5,954	14,122
Write down of long-lived assets	—	—	3,358	1,118	4,476
ERP integration costs	978	1,071	994	837	3,880
Plant start-up costs	1,132	1,050	485	669	3,336
Plant shut-down costs	—	—	—	2,668	2,668
NEC TOKIN investment related expenses	1,308	124	249	618	2,299
Stock-based compensation	969	659	702	579	2,909
(Gain) loss on sales and disposals of assets	—	42	29	(39)	32
Change in value of NEC TOKIN options	—	382	(1,716)	(1,777)	(3,111)
Inventory write downs	3,886	—	—	—	3,886
Long-term receivable write down	1,444	—	—	—	1,444
Equity (gain) loss from NEC TOKIN	3,377	1,243	(1,657)	4,127	7,090
Net foreign exchange (gain) loss	(577)	515	207	(449)	(304)
Infrastructure Tax	—	—	—	1,079	1,079
Adjusted EBITDA	$8,822	$17,797	$23,238	$20,856	$70,713